UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
 ________________________________________________________________________________
FORM 8-K/A
(Amendment No. 1)
 ________________________________________________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 22, 2015
________________________________________________________________________________
UNDER ARMOUR, INC.
 ________________________________________________________________________________

Maryland	001-33202	52-1990078
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1020 Hull Street, Baltimore, Maryland		21230
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (410) 454-6428
(Former name or former address, if changed since last report)
 ________________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Amendment to the Form 8-K filed by the Registrant on December 22, 2015, is being filed solely for the purpose of correcting a technical filing error with the original filing. The submission header for the original filing in the SEC’s Edgar filing system was tagged as an Item 9.01 filing, and should have been tagged as an Item 5.02 and Item 9.01 filing. There has been no change to the disclosure provided below.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 22, 2015, Under Armour, Inc. (the “Company”) announced that Lawrence “Chip” Molloy, age 54, will be joining the Company on January 19, 2016, as Executive Vice President and Chief Financial Officer (and principal financial and accounting officer). Mr. Molloy will replace Brad Dickerson, the Company’s existing Chief Financial Officer, who will remain in an advisory capacity through February 2016.
A copy of the Company’s press release announcing Mr. Molloy’s appointment is attached hereto as Exhibit 99.1 and is incorporated by reference herein.
Mr. Molloy will receive an annual base salary of $675,000, as well as a signing bonus of $250,000 payable ninety days after his start date. Mr. Molloy will be eligible to participate in the Company’s annual cash incentive plan for executive officers, with a target award level equal to 62.5% of his annual base salary. He will receive a performance-based restricted stock unit award as part of the Company’s regular annual equity award cycle in early 2016, with vesting conditioned on the Company’s achievement of future performance targets and continued employment with the Company. The performance-based restricted stock units will have a grant date value of $2.0 million. In addition, in connection with the commencement of his employment Mr. Molloy will receive a time-based restricted stock unit award having a grant date value of $5.0 million, vesting in equal annual installments over a 5-year period. Mr. Molloy will also be eligible to participate in other benefit plans consistent with other executives of a similar level.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Exhibit

99.1	Under Armour, Inc. press release dated December 22, 2015 announcing the appointment of Chip Molloy as Chief Financial Officer of the Company.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNDER ARMOUR, INC.

Date: December 23, 2015	By:	/s/ John P. Stanton
John P. Stanton
Senior Vice President, General Counsel & Secretary